                                                                   EXHIBIT 23.2


                             CONSENT OF INDEPENDENT ACCOUNTANTS


I hereby consent to the use in the Form S-8 Registration Statement of my report dated May 2, 2000, relating to the consolidated financial statements of Power Technology, Inc., which is contained therein.

                                       /s/ Brad Beckstead
                                          -------------------------------

May 18, 2000